UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005

Archstone-Smith Operating Trust

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-10272 (Commission File No.)	74-6056896 (I.R.S. Employer Identification No.)
9200 E. Panorama Circle, Suite 400, Englewood, Colorado 80112 (Address of principal executive offices) (Zip Code)

(303) 708-5959

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 29, 2005, Archstone-Smith Trust, a Maryland real estate investment trust (the “Trust”), Archstone-Smith Operating Trust, a Maryland real estate investment trust (the “Operating Trust”), R&B Realty Group, a California limited partnership (“R&B”), and the identified property partnerships (“Property Partnerships”) entered into a First Amendment (the “First Amendment”) to that certain Master Agreement, dated February 28, 2005 (as amended, the “Master Agreement”), providing for the acquisition, directly or indirectly, by the Operating Trust of up to 30 apartment communities owned, directly or indirectly, by the Property Partnerships.

The First Amendment provides for the delayed closing of three of the apartment communities and the termination of the Master Agreement with respect to one of the apartment communities. Additionally, the First Amendment provides for the escrow of certain Class B Units (defined below) to be delivered to R&B upon the delayed closing of those apartment communities and further provides for the clarification of certain other matters in the Master Agreement. The foregoing description is qualified in its entirety by reference to the text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 29, 2005, the Trust and the Operating Trust closed the first round of apartment community acquisitions from the Property Partnerships (the “Closing”), comprising 25 communities, 8,228 units, and a total expected investment of approximately $1.1 billion (consisting of approximately $243 million in cash, approximately $567 million in the assumption and repayment of debt on the apartment communities, the issuance of approximately 8.85 million Class B Units (defined below) and 1,000 Series N Units (defined below)). In total, the Trust expects to acquire 35 communities from Oakwood; with the remaining communities, representing 4,468 units and a total expected investment of $412.0 million, anticipated to close later this year or during 2006 in accordance with the Master Agreement. The press release announcing the closing of the transaction contains a portfolio summary which provides an overview of the acquired apartment communities. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Subsequent to July 29, 2005, we completed closing on an additional three of the remaining 10 communities.

For a more complete description of this transaction, please see the Master Agreement and the Form of Master Lease between the Trust and the Operating Trust and the Property Partnerships, which are incorporated by reference herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On July 29, 2005, the Operating Trust issued approximately 8.85 million (subject to adjustment for various post-closing matters) Class B units of beneficial interest, par value $0.01 per unit (the “Class B Units”), of the Operating Trust (which Class B Units are convertible automatically into Class A-1 units of beneficial interest, par value $0.01 per unit (the “Class A-1 Units”), of the Operating Trust following the record date for the quarterly distribution with respect to the quarter in which such Class B Units are issued) to the Property Partnerships and certain of their respective partners or members in the Closing. The issuance of the Class B Units issued in the Closing was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with the provisions of Regulation D promulgated under the Securities Act. The Class B Units were issued in accordance with the terms of the Master Agreement in partial consideration of the approximately $1.1 billion of apartment communities described above in Item 2.01. The Class A-1 Units into which the Class B Units are automatically converted may be redeemed by a holder thereof in exchange for cash. Upon any such redemption, the Trust, as the sole trustee of the Operating Trust, may elect, in lieu of such redemption, to acquire the Class A-1 Units in exchange for common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), of the Trust, in an amount determined in accordance with the Operating Trust’s Amended and Restated Declaration of Trust, as amended and supplemented.

We anticipate issuing approximately 3.05 million additional Class B Units in regards to the closing of the remaining 10 communities.

On July 29, 2005, the Operating Trust issued 300 Series N-1 Units (defined below) and 700 Series N-2 Units (defined below) to one of the Property Partnerships in the Closing. The issuance of the Series N Units (defined below) was exempt from the registration requirements of the Securities Act in accordance with the provisions of Regulation D promulgated under the Securities Act. The Series N Units were issued in accordance with the terms of the Master Agreement in partial consideration of one of the approximately $1.1 billion of apartment communities described above in Item 2.01. The Series N Preferred Unit may be converted into Class A-1 Units by the holder thereof in an amount determined in accordance with the Articles Supplementary (defined below), and such Class A-1 Units may be redeemed by a holder thereof in exchange for cash. Upon any such redemption, the Trust, as the sole trustee of the Operating Trust, may elect, in lieu of such redemption, to acquire the Class A-1 Units in exchange for Common Shares in an amount determined in accordance with the Operating Trust’s Amended and Restated Declaration of Trust, as amended and supplemented.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 27, 2005, the Operating Trust designated two series of its preferred units of beneficial interest as the Series N-1 Preferred Units of Beneficial Interest, par value $0.01 per unit (the “Series N-1 Units”), and the Series N-2 Preferred Units of Beneficial Interest, par value $0.01 per unit (the “Series N-2 Units” and collectively with the Series N-1 Units, the “Series N Preferred Units”), pursuant to Articles Supplementary filed on that date with the Maryland Department of Assessments and Taxation (the “Articles Supplementary”), which supplement and amend the Operating Trust’s Amended and Restated Declaration of Trust, as amended and supplemented. The Articles Supplementary designating the Series N Preferred Units are filed as Exhibit 3.1 to this Form 8-K and are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements are being filed in connection with the acquisition of communities from the Property Partnerships as described in Item 2.01 as required by Sections 210.3-14 and 210.11-01 of Regulation S-X.

(a)	Financial Statements of Real Estate Properties Acquired:
	Independent Auditors' Report	5
	Combined Statements of Revenues and Certain Expenses for Certain Multifamily Communities for the year ended December 31, 2004 and six months ended June 30, 2005 (unaudited)	6
	Notes to Combined Statements of Revenues and Certain Expenses for Certain Multifamily Communities	7

(b)	Unaudited Pro Forma Financial Information:
	Pro Forma Consolidated Balance Sheet as of June 30, 2005 (unaudited)	11
	Pro Forma Consolidated Statement of Earnings for the year ended December 31, 2004 (unaudited)	12
	Pro Forma Consolidated Statement of Earnings for the six months ended June 30, 2005 (unaudited)	13
	Notes to Pro Forma Consolidated Financial Statements (unaudited)	14

(c)	Exhibits

Exhibit 3.1	Articles Supplementary designating Series N-1 Preferred Units of Beneficial Interest and Series N-2 Preferred Units of Beneficial Interest (previously filed)

Exhibit 10.1

First Amendment to Master Agreement by and among Archstone-Smith Trust, a Maryland real estate investment trust, Archstone-Smith Operating Trust, a Maryland real estate investment trust, R&B Realty Group, a California limited partnership and the Property Partnerships identified on the signature pages thereto dated as of July 29, 2005 (previously filed)

Exhibit 10.2

Master Agreement by and among Archstone-Smith Trust, a Maryland real estate investment trust, Archstone-Smith Operating Trust, a Maryland real estate investment trust, R&B Realty Group, a California limited partnership and the Property Partnerships identified on the signature pages thereto dated as of February 28, 2005 (the “Master Agreement”) (incorporated by reference to Exhibit 2.1 to Archstone-Smith Operating Trust’s Current Report on Form 8-K/A filed with the SEC on February 28, 2005)

Exhibit 10.3

Form of Master Lease to be entered into with respect to certain of the properties acquired (incorporated by reference to Exhibit 10.1 to Archstone-Smith Operating Trust’s Current Report on Form 8-K/A filed with the SEC on February 28, 2005)

Exhibit 99.1	Press Release (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
By:	/s/ MARK A. SCHUMACHER
Mark A. Schumacher Senior Vice-President and Chief Accounting Officer (Principal Accounting Officer)

INDEPENDENT AUDITORS' REPORT

The Trustee

Archstone-Smith Operating Trust:

We have audited the accompanying special purpose combined statement of revenues and certain expenses for Certain Multifamily Communities (the Communities) described in note 1 for the year ended December 31, 2004. This combined financial statement is the responsibility of the Communities’ management. Our responsibility is to express an opinion on the combined financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Communities’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying special purpose combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K/A of Archstone-Smith Operating Trust, as described in note 2. It is not intended to be a complete presentation of the Communities’ revenues and expenses.

In our opinion, the special purpose combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses for Certain Multifamily Communities for the year ended December 31, 2004, on the basis of accounting described in note 2.

KPMG LLP

Denver, Colorado

October 7, 2005

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR CERTAIN MULTIFAMILY COMMUNITIES (note 1)

Year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the year ended December 31, 2004	For the year six months ended June 30, 2005
		(unaudited)

Revenues	$ 174,378	$ 87,584
Rental revenues	-	-
Other income	174,378	87,584

Certain expenses
Rental expenses	72,549	36,220
Property management fees paid to affiliate	7,278	3,693
Real estate taxes	11,125	5,816
Interest expense	32,738	17,244
	123,690	62,973

Excess of revenues over certain expenses	$ 50,688	$ 24,611

The accompanying notes are an integral part of this financial statement.

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR CERTAIN MULTIFAMILY COMMUNITIES

(1)	Operating Properties

The Combined Statement of Revenues and Certain Expenses for Certain Multifamily Communities (the Combined Statement) for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited), relates to the operations of the following communities which have been or are expected to be acquired by the Operating Trust.

Multifamily Community	Market	Units (unaudited)
Detroit	Detroit	396
Dulles	Washington D.C.	411
Gaithersburg Garden	Washington D.C.	648
Houston Midtown	Houston	243
La Jolla	San Diego	180
Las Colinas	Dallas	514
Minneapolis	Minneapolis	121
North Dallas	Dallas	228
Pasadena	Los Angeles County	96
Portland	Portland	156
Redmond	Seattle	166
Regency Club	Baton Rouge	312
Symphony Place	Minneapolis	250
Thousand Oaks	Ventura County	154
Walnut Creek	Bay Area	106
Arbor Vista +	El Paso	379
Bell Lakes +	Phoenix	454
Los Feliz +	Los Angeles County	263
Paradise Lakes +	Phoenix	1,222
Portofino +	Phoenix	288
Shadowood +	Sacramento	301
Summit +	Seattle	366
Arlington*	Washington D.C.	184
Bellevue *	Seattle	191
Boston*	Boston	94
Chicago*	Chicago	304
Gaithersburg HR*	Washington, D.C.	136
Long Beach Marina*	Los Angeles County	549
Marina Del Rey*	Los Angeles County	597
Mountain View*	Bay Area	402
San Francisco*	Bay Area	15
San Jose South*	Bay Area	789
Seattle*	Seattle	147
Toluca Hills*	Los Angeles County	1,151
Woodland Hills East*	Los Angeles County	883

* Represents master leased assets

+ Represents an asset under contract as of October 7, 2005

(2)	Basis of Presentation

The Combined Statement of Revenues and Certain Expenses for Certain Multifamily Communities has been prepared on the accrual basis of accounting, and has been prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission and for inclusion in Form 8-K/A to be filed by Archstone-Smith Operating Trust (the Company). The Combined Statement of Revenues and Certain Expenses for certain Multifamily Communities is not intended to be a complete presentation of combined revenues and expenses for the communities above for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited).

The Combined Statement of Revenues and Certain Expenses for Certain Multifamily Communities excludes certain amounts which may not be comparable to the proposed future operations of the communities as follows:

(a)	depreciation of the buildings and improvements;
(b)	interest expense related to debt not assumed;
(c)	interest income;
(d)	income taxes; and,
(e)	non-recurring litigation settlement costs and other items specific to the operations of the prior owners.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust (REIT) under the provisions of the Internal Revenue Code (the Code). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

(3)	Summary of Significant Accounting Policies

Revenue Recognition

Rental income from leasing activities consist of lease payments earned from tenants under lease agreements with terms of generally one year or less. Revenue is recognized on an accrual basis.

Rental Expenses

Rental expenses consist of costs associated with on-site personnel, utilities, repairs and maintenance, insurance, advertising and on-site administrative related costs.

Capitalization Policy

Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

Unaudited Interim Financial Reporting

The Combined Statement of Revenues and Certain Expenses for Certain Multifamily Communities for the six months ended June 30, 2005 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for Certain Multifamily Communities for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the communities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported in the financial statements and the related notes. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period they are determined to be necessary.

(4)	Related Party Transactions

Approximately, $7.3 million and $3.7 million (unaudited) was accrued and/or paid in management fees to affiliates of prior owners for the year ended December 31, 2004 and the six months ended June 30, 2005, respectively.

(5)	Debt Assumption

The Operating Trust assumed outstanding debt of approximately $580.5 million in connection with the acquisition of the 35 communities. The debt consists of $194.9 million of tax-exempt floating rate debt with an effective interest rate of approximately 3.215% and $385.6 million of secured fixed rate conventional mortgages with an effective interest rate of approximately 6.953% with maturity rates for all assumed debt ranging from November 1, 2007 to June 1, 2030.

ARCHSTONE-SMITH OPERATING TRUST

PRO FORMA FINANCIAL INFORMATION

(unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of Archstone-Smith Operating Trust as of June 30, 2005, as adjusted for the asset acquisitions from the Property Partnerships, as if the transaction had occurred on June 30, 2005.

The accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited) combines the historical operations of Archstone-Smith Operating Trust with the historical operations of the assets acquired from the Property Partnerships as if the transaction had occurred on January 1, 2004.

The unaudited pro forma consolidated financial statements have been prepared by Archstone-Smith Operating Trust’s management based upon the historical financial statements of Archstone-Smith Operating Trust and the historical financial information of the individual communities acquired and to be acquired. Certain pro forma adjustments were made to the historical financial statements as described in the accompanying notes to pro forma consolidated financial statements. These pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements and notes thereto should be read in conjunction with the historical financial statements included in Archstone-Smith Operating Trust's previous filings with the Securities and Exchange Commission.

ARCHSTONE-SMITH OPERATING TRUST

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2005

(In thousands, except unit data)

(unaudited)

	Archstone-Smith	Pro Forma
ASSETS	(Historical)	Adjustments		Pro Forma
	(Unaudited)

Real estate	$ 8,872,304	$ 1,515,543	(a)	$ 10,387,847
Real estate - held for sale	400,766	-		400,766
Less accumulated depreciation	841,539	-		841,539
	8,431,531	1,515,543		9,947,074
Investments in and advances to unconsolidated entities	124,598	-		124,598
Net investments	8,556,129	1,515,543		10,071,672
Cash and cash equivalents	12,765	(10,000)	(b)	2,765
Restricted cash in tax-deferred exchange escrow	124,041	-		124,041
Other assets	254,391	10,727	(a)	265,118
Total assets	$ 8,947,326	$ 1,516,270		$ 10,463,596

LIABILITIES AND UNITHOLDERS' EQUITY

Liabilities:
Unsecured credit facilities	$ -	$ 478,151	(b)	$ 478,151
Long-Term Unsecured Debt	2,379,209	-		2,379,209
Mortgages payable	1,742,872	609,919	(c)	2,352,791
Mortgages payable-held for sale	17,649	-		17,649
Accounts payable	56,513	-		56,513
Accrued expenses and other liabilities	226,990	-		226,990
Total liabilities	4,423,233	1,088,070		5,511,303

Other common unitholders’ interest, at redemption value (A-1 Common Units: 24,036,384 historical and 35,937,384 pro forma)	928,285	428,200	(d)	1,356,485

Unitholders' equity:
Perpetual Preferred Units	50,000	-		50,000
Common unitholders’ equity (A-2 Common Units: 199,304,169)	3,551,211	-		3,551,211
Accumulated other comprehensive (loss)/income	(5,403)	-		(5,403)
Total unitholders' equity	3,595,808	-		3,595,808
Total liabilities and unitholders' equity	$ 8,947,326	$ 1,516,270		$ 10,463,596

See accompanying notes to the pro forma consolidated financial statements.

ARCHSTONE-SMITH OPERATING TRUST

PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

FOR THE YEAR ENDED DECEMBER 31, 2004

(In thousands, except per unit amounts)

(unaudited)

	Historical
	Archstone-		Pro forma		Pro forma
	Smith	Oakwood	Adjustments		Combined
Revenues:
Rental revenues	$ 854,121	$ 174,378	$ (40,243)	(e)	$ 988,256
Other income	19,208	-	-		19,208
	873,329	174,378	(40,243)		1,007,464
Expenses:
Rental expenses	196,353	72,549	(42,282)	(e)	226,620
	-	-	(3,855)	(f)	(3,855)
Property management fees paid to affiliate	23,364	7,278	(4,561)	(g)	26,081
Real estate taxes	81,932	11,125	-		93,057
Depreciation on real estate investments	203,183	-	23,703	(h)	226,886
			10,727	(h)	10,727
Interest expense	175,249	32,738	12,528	(i)	220,515
	-	-	(5,141)	(j)	(5,141)
General and administrative expenses	55,479	-	-		55,479
Other expenses	5,972	-	-		5,972
	741,532	123,690	(8,881)		856,341
Earnings from operations	131,797	50,688	(31,362)		151,123

Minority interest	460	-	-		460
Equity in earnings from unconsolidated entities	17,902	-	-		17,902
Other non-operating income	28,162	-	-		28,162
Net earnings before discontinued operations	178,321	50,688	(31,362)		197,647
Earnings from discontinued apartment communities	434,302	-			434,302
Net Earnings	612,623	50,688	(31,362)		631,949
Preferred Unit dividends	(16,254)	-	-		(16,254)
Net earnings attributable to Common Units-Basic	$ 596,369	$ 50,688	$ (31,362)		$ 615,695

Weighted average Common Units outstanding-Basic	220,053	-	11,901	(d)	231,954
Weighted average Common Units outstanding-Diluted	223,187	-	11,901	(d)	235,088

Earnings per Common Unit-Basic:
Earnings before discontinued operations	$ 0.74				$ 0.78
Discontinued operations, net	$ 1.97				$ 1.87
Net earnings	$ 2.71				$ 2.65

Earnings per Common Unit-Diluted:
Earnings before discontinued operations	$ 0.73				$ 0.77
Discontinued operations, net	$ 1.96				$ 1.86
Net earnings	$ 2.69				$ 2.63

See accompanying notes to the pro forma consolidated financial statements.

ARCHSTONE-SMITH OPERATING TRUST

PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

FOR THE SIX MONTHS ENDED JUNE 30, 2005

(In thousands, except per unit amounts)

(unaudited)

	Historical
	Archstone-		Pro forma		Pro forma
	Smith	Oakwood	Adjustments		Combined
Revenues:
Rental revenues	$ 446,291	$ 87,584	$ (20,298)	(e)	$ 513,577
Other income	11,975	-	-		11,975
	458,266	87,584	(20,298)		525,552
Expenses:
Rental expenses	102,245	36,220	(20,953)	(e)	117,512
	-	-	(2,011)	(f)	(2,011)
Property management fees paid to affiliate	13,016	3,693	(2,028)	(g)	14,681
Real estate taxes	45,280	5,816	-		51,096
Depreciation on real estate investments	108,609	-	11,851	(h)	120,460
Interest expense	93,826	17,244	7,507	(i)	118,577
	-	-	(2,571)	(j)	(2,571)
General and administrative expenses	28,044	-	-		28,044
Other expenses	28,472	-	-		28,472
	419,492	62,973	(8,205)		474,260
Earnings from operations	38,774	24,611	(12,093)		51,292

Equity in earnings/(loss) from unconsolidated entities	16,911	-	-		16,911
Other non-operating income	28,783	-	-		28,783
Net earnings before discontinued operations	84,468	24,611	(12,093)		96,986
Earnings from discontinued apartment communities	51,708	-			51,708
Net Earnings	136,176	24,611	(12,093)		148,694
Preferred Unit dividends	(2,656)	-	-		(2,656)
Net earnings attributable to Common Units-Basic	$ 133,520	$ 24,611	$ (12,093)		$ 146,038

Weighted average Common Units outstanding-Basic	223,719	-	11,901	(d)	235,620
Weighted average Common Units outstanding-Diluted	224,757	-	11,901	(d)	236,658

Earnings per Common Unit-Basic:
Earnings before discontinued operations	$ 0.37				$ 0.40
Discontinued operations, net	$ 0.23				$ 0.22
Net earnings	$ 0.60				$ 0.62

Earnings per Common Unit-Diluted:
Earnings before discontinued operations	$ 0.36				$ 0.40
Discontinued operations, net	$ 0.23				$ 0.22
Net earnings	$ 0.59				$ 0.62

See accompanying notes to the pro forma consolidated financial statements.

ARCHSTONE-SMITH OPERATING TRUST

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(a)

Represents an estimate of the purchase price allocated to real estate and in-place leases associated with 35 communities acquired or to be acquired subsequent to June 30, 2005. No in-place lease adjustment is included for master leased communities. The values are as follows (in thousands):

Segment	Market	Real Estate	Intangible asset for in-place lease value
Garden	Baton Rouge	$ 12,971	$ 291
Garden	Bay Area	191,751	232
Garden	Dallas	59,344	1,181
Garden	Detroit	27,224	571
Garden	El Paso	13,291	317
Garden	Houston	24,857	374
Garden	Los Angeles County	534,530	697
Garden	Phoenix	83,342	1,840
Garden	Sacramento	19,573	655
Garden	San Diego	27,650	363
Garden	Seattle	38,474	602
Garden	Ventura County	29,990	354
Garden	Washington, D.C.	70,039	1,038
High Rise	Boston	37,058	-
High Rise	Chicago	60,922	-
High Rise	Minneapolis	33,859	719
High Rise	Portland	20,945	250
High Rise	Seattle	56,440	-
High Rise	Washington, D.C.	173,283	1,243
		$ 1,515,543	$ 10,727

(b)	Reflects assumed use of line of credit borrowings to fund the acquisition as calculated below (in thousands):

Cost of Acquisition (see note a)	$ 1,526,270
Assumed use of cash on hand	(10,000)
Assumed issuance of operating partnership units (see note d)	(428,200)
Assumption of debt (see note c)	(609,919)
Assumed line of credit borrowings	$ 478,151

ARCHSTONE-SMITH OPERATING TRUST

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(c)

The Operating Trust has assumed or anticipates assuming approximately $609.9 million in mortgage notes payable as shown in the following table (in thousands). The secured fixed rate debt has been adjusted to reflect the estimated fair value based on current interest rates for comparable debt with similar terms.

	Mortgages Assumed	FMV Adjustment	Adjusted Mortgage Balance	Effective Interest Rate
Secured floating rate debt:
Tax-exempt debt	$ 194,923	-	194,923	3.215%

Secured fixed rate debt:
Conventional mortgages	385,557	29,439	414,996	5.636%

Total mortgage debt	$ 580,480	29,439	609,919	5.253%

(d)

The Operating Trust has issued or anticipates issuing approximately 11.9 million Class A-1 common units for real estate with a value of $35.98 per unit (the upper end of the range specified in the purchase agreement).

(e)

Represents the pro forma adjustment to reflect the lease revenue to be earned by The Operating Trust in the initial year, as outlined in the Master Lease, offset by the historical residential operating revenues and expenses, excluding retail, for the 13 properties that will be operated under the Master Lease as shown below (in thousands). Note that The Operating Trust will be responsible for taxes and insurance and therefore these items have not been eliminated. See note g for consideration of property management fees.

For the year ended 12/31/04	Master Lease Payment	Historical	Pro Forma Adjustment
Revenue	58,958	(99,201)	(40,243)
Expense, excluding taxes, insurance and property management fees		42,282	42,282
Net Operating	58,958	(56,919)	2,039

For the six months ended 6/30/05	Master Lease Payment	Historical	Pro Forma Adjustment
Revenue	29,479	(49,777)	(20,298)
Expense, excluding taxes, insurance and property management fees	-	20,953	20,953
Net Operating	29,479	(28,824)	655

(f)

Reflects differences between historical insurance expense and the estimated insurance expense that would have been recorded by the Operating Trust based on the Operating Trust’s insurance rates applied on a per unit basis. Also reflects the elimination of certain expenses (e.g. audit fees, corporate legal fees and data processing expenses) that would not have been incurred by the Operating Trust. The comparable expenses the Operating Trust expects to incur are factored into the management fee adjustment in note g.

(g)	Reflects differences between the historical property management fee expense and the estimated property management expense that would have been recorded by the Operating Trust.

(h)

Reflects estimated pro forma depreciation expense resulting from acquired communities, based on the depreciable basis of the Operating Trust’s acquisition cost, assuming asset lives ranging from 5 to 40 years as well as the amortization of the intangible value of residential and retail leases in place. The total acquisition cost was allocated to land, buildings, FF&E and the intangible value of leases using estimates based on existing allocation policies and management’s analysis of recent comparable sales activity in each market. The pro forma depreciation expense adjustment amounts are as follows:

	For the year ended 12/31/04			For the six months ended 6/30/05
	Real Estate	FF&E	Intangible Lease Value Amortization	Real Estate	FF&E	Intangible Lease Value Amortization
Asset Value	$ 815,036	$ 16,633	$ 10,727	$ 815,036	$ 16,633	$ -
Life	40 yrs	5 yrs	9 mo	40 yrs	5 yrs	n/a
Depreciation	$ 20,376	$ 3,327	$ 10,727	$ 10,188	$ 1,663	$ -

(i)

Represents pro forma interest expense adjustments related to utilization of line of credit borrowings that would have been required if the acquisition of the communities had occurred at January 1, 2004 and January 1, 2005, respectively (in thousands).

	For the year ended 12/31/04	For the six months ended 6/30/05
Pro Forma utilization of the line of credit	$ 478,151	$ 478,151
Weighted average interest rate	2.62%	3.14%
Proration factor	1.0	0.5
Pro Forma interest expense adjustment	$ 12,528	$ 7,507

(j)

Represents the difference between historical mortgage interest expense and the mortgage interest expense that would have been recorded by the Operating Trust on mortgages assumed, including the impact of amortizing the fair market value adjustments on fixed rate debt over the term of the related debt.

(k)

The accompanying pro forma consolidated financial statements exclude Oakwood Philadelphia and Oakwood Frederick which are two communities where the Property Partnerships have the right but not the obligation to sell to the Operating Trust at an agreed-upon purchase price.